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                                                                     EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-90722) of our report dated March 23, 1999 appearing on page 4 of the Annual Report on Form 11-K of the Aviall, Inc. Employee Stock Purchase Plan for the year ended December 31, 1998.



/s/ PricewaterhouseCoopers LLP
------------------------------------
PricewaterhouseCoopers LLP

Dallas, Texas
March 26, 1999





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